UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      October 20, 2004



                              MOLEX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                       0-7491                36-2369491
___________________________     ____________________      ________________
(State or other jurisdiction      (Commission File        (IRS Employer
   of incorporation)                    Number)          Identification No.)





  2222 Wellington Court, Lisle, Illinois                        60532
  _____________________________________                     ___________

 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (630) 969-4550




Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition


        On October 20, 2004, Molex Incorporated (the "Company") issued a press release announcing its results of operations for the first fiscal quarter ended September 30, 2004. The press release is furnished as Exhibit 99 hereto and incorporated herein by reference. The information furnished under
 Item 2.02 and Item 9.01 of this Current Report on Form 8-K, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.




Item 9.01   Financial Statements and Exhibits


   (c)  Exhibits

        99 - Press release of Molex Incorporated dated October 20, 2004.
















                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 20, 2004                        MOLEX INCORPORATED
                                              ____________________
                                                  (Registrant)

                                  By:       /s/ DIANE S. BULLOCK
                                            _______________________
                                            Diane S. Bullock
                                            Vice President, Treasurer
                                            and Chief Financial Officer




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Exhibit Index


Exhibit No.       Description

   99           Press release issued by Molex Incorporated on October 20,
                   2004 (furnished pursuant to Item 2.02)






































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